UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2024

TIPMEFAST, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 East Fourth St., Suite 148 Santa Ana, CA		92701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(213) 298-3812

HaShnura St 1

Zihron Ya’akow, Israel 30950

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2024, the Company entered into an Agreement for the Acquisition of Lucent, Inc. Lucent, Inc. has a wholly owned subsidiary Dijiya Energy Saving Technology, Inc.

Lucent’s mission is to revolutionize the AI datacenter and cloud computing industry by AI applications platform and harnessing the power of clean energy. With offices in Irvine, CA and Taipei, Taiwan, Lucent is committed to providing sustainable, reliable & high-performance solutions that empower businesses and public sectors to thrive in a digital world. Through collaboration & partnership with governments, businesses and communities, and unwavering dedication to environmental responsibility, Lucent strives to create a brighter, cleaner future for all.

Further information on Lucent can be found at https://www.lucentna.com and https://www.lucentlabs.ai/

The Company has initiated the process of applying for a name change to Lucent, Inc.

Risk Factors

Opt-in right for emerging growth company

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the Jobs Act, that allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

The Company may be subject to further government regulation which would adversely affect our operations.

Although we will be subject to the reporting requirements under the Exchange Act, management believes we will not be subject to regulation under the Investment Company Act of 1940, as amended, since we will not be engaged in the business of investing or trading in securities. If we engage in business combinations which result in our holding passive investment interests in a number of entities, we could be subject to regulation under the Investment Company Act. If so, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have obtained no formal determination from the SEC as to our status under the Investment Company Act and, consequently, violation of the Investment Company Act could subject us to material adverse consequences.

Any potential acquisition or merger with a foreign company may subject us to additional risks.

If we enter into a business combination with a foreign concern, we will be subject to risks inherent in business operations outside of the United States. These risks include, for example, currency fluctuations, regulatory problems, punitive tariffs, unstable local tax policies, trade embargoes, risks related to shipment of raw materials and finished goods across national borders and cultural and language differences. Foreign economies may differ favorably or unfavorably from the United States economy in growth of gross national product, rate of inflation, market development, rate of savings, and capital investment, resource self-sufficiency and balance of payments positions, and in other respects.

We have never paid dividends on our common stock.

We have never paid dividends on our Common Stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.

The Company may be subject to certain tax consequences in our business, which may increase our cost of doing business.

We may not be able to structure our acquisition to result in tax-free treatment for the companies or their stockholders, which could deter third parties from entering into certain business combinations with us or result in being taxed on consideration received in a transaction. Currently, a transaction may be structured so as to result in tax-free treatment to both companies, as prescribed by various federal and state tax provisions. We intend to structure any business combination so as to minimize the federal and state tax consequences to both us and the target entity; however, we cannot guarantee that the business combination will meet the statutory requirements of a tax- free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes that may have an adverse effect on both parties to the transaction.

The Company intends to issue more shares in mergers or acquisitions, which will result in substantial dilution to existing shareholders.

Our Certificate of Incorporation authorizes the issuance of a maximum of 75,000,000 shares of common stock. Any merger or acquisition effected by us may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. Moreover, the common stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our board of director (the “Board of Directors”) has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued in connection with a business combination or otherwise, dilution to the interests of our stockholders will occur and the rights of the holders of common stock might be materially and adversely affected.

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Raid Chalil resigned from all officer and director positions as of this date and has appointed Steven Arenal as sole officer and director to serve until the next regularly scheduled board of directors meeting.

Our officers and directors and additional information concerning them are as follows:

Name	Age	Position
Steven Arenal	60	President, Chief Executive Officer, and Member of Board of Directors

Steven Arenal - President, Chief Executive Officer, and Member of Board of Directors

Mr. Arenal brings nearly 22 years of international finance expertise to Hutton Private Finance where he has worked since 2006. (2006 to present). After starting his career in commercial finance with Fuji Bank, Steve worked at Mellon Financial, and Lockheed. Steve has initiated strategic acquisitions for European, Japanese and American companies as they expanded into new markets. Specializing in corporate consulting, corporate finance, and M&A, Steve has worked with and represented companies mostly in the middle market and has been involved in deals with the largest private equity funds. Steve spearheaded business development efforts for a new industrial bank in 2008. He has spent 15 years sourcing deals for private equity firms and family offices, making him well qualified to find an acquisition candidate as the sole member of the Board of Directors. He has an MBA along with other graduate certificates in business and economics. Since 2022, Mr. Arenal has been the sole officer and director of Tenaya Group, Inc., a blank check reporting company.

Mr. Arenal was not an officer or director, of the industrial bank and that has not changed in the previous five years, and he has not been an officer or director of the companies he invested in, in the last five years.

The term of office of each director expires at our annual meeting of stockholders or until their successors are duly elected and qualified.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Interim Financial Statements of Dijiya Energy Saving, as of September 30, 2024

99.2	Financial Statements of Dijiya Energy Saving Technology Inc., as of December 31, 2023 and 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPMEFAST, INC.

Date: December 3, 2024

By: /s/ Steven Arenal
Steven Arenal
Chief Executive Officer, Chief Financial Officer, Director